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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2000

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                       1-8597                         94-2657368
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
    of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On May 3, 2000, The Cooper Companies, Inc. issued a press release announcing that CooperVision, its contact lens unit, will introduce Frequency'r' Colors, its new line of disposable-planned replacement cosmetic contact lenses, at the International Optical Exhibition. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


Exhibit
  No.         Description
------        -----------
99.1          Press Release dated May 3, 2000 of The Cooper Companies, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE COOPER COMPANIES, INC.

                                      By  /s/ Stephen C. Whiteford
                                          -------------------------
                                          Stephen C. Whiteford
                                          Vice President and
                                          Corporate Controller
                                          (Principal Accounting Officer)

Dated:  May 5, 2000




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                                  EXHIBIT INDEX

Exhibit                                                          Sequentially
  No.           Description                                      Numbered Page
------          -----------                                      -------------
99.1            Press Release dated May 3, 2000 of The Cooper
                Companies, Inc.

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                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'